ANNUAL REPORT TO
SHAREHOLDERS FOR THE PERIOD
ENDED NOVEMBER 30, 1997

[LOGO]
Seeks long-term capital appreciation

KEMPER CONTRARIAN
FUND

"...The key factor contributing to the fund's success during the year is that we kept the portfolio true to its discipline -- conservative, risk-averse, value-oriented and contrarian. ..."

[LOGO] KEMPER FUNDS

LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

CONTENTS
                            3
            ECONOMIC OVERVIEW
                            5
           PERFORMANCE UPDATE
                            9
             INDUSTRY SECTORS
                           10
             LARGEST HOLDINGS
                           11
     PORTFOLIO OF INVESTMENTS
                           13
                    REPORT OF
         INDEPENDENT AUDITORS
                           14
         FINANCIAL STATEMENTS
                           17
                     NOTES TO
         FINANCIAL STATEMENTS
                           21
         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AT A GLANCE
            ABOUT YOUR REPORT

                   YOUR FUND'S FISCAL YEAR END CHANGED IN 1997 FROM DECEMBER 31 TO NOVEMBER 30. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE FOR THE PERIOD JANUARY 1, 1997, THROUGH NOVEMBER 30, 1997. CERTAIN OTHER INFORMATION CONTAINED IN THIS REPORT COVERS THE 12 MONTHS ENDED NOVEMBER 30, 1997. THIS CHANGE DOES NOT AFFECT YOUR INVESTMENT.

--------------------------------------------------------------------------------
 KEMPER CONTRARIAN FUND
 TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Class A                                             24.73%
Class B                                             23.53%
Class C                                             23.35%
Lipper Growth & Income Funds Category Average*      23.50%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                            AS OF    AS OF
                           11/30/97 11/30/96
 ............................................
 KEMPER CONTRARIAN FUND
 CLASS A                   $21.13   $ 18.61
 ............................................
 KEMPER CONTRARIAN FUND
 CLASS B                   $21.08   $ 18.59
 ............................................
 KEMPER CONTRARIAN FUND
 CLASS C                   $21.06   $ 18.57
 ............................................

--------------------------------------------------------------------------------
 KEMPER CONTRARIAN FUND
 LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH & INCOME FUNDS CATEGORY

                       CLASS A    CLASS B    CLASS C
 .....................................................
    1-YEAR             #245 of    #296 of   #306 of
                      608 funds  608 funds  608 funds
 .....................................................
    3-YEAR             #143 of      N/A       N/A
                      388 funds
 .....................................................
    5-YEAR             #92 of       N/A       N/A
                      235 funds
 .....................................................

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE FISCAL PERIOD, KEMPER CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                     CLASS A  CLASS B  CLASS C
 ..............................................................
 INCOME DIVIDEND                     $0.2000  $0.0566  $0.0229
 ..............................................................
 SHORT-TERM
 CAPITAL GAIN                        $ 0.05   $ 0.05   $ 0.05
 ..............................................................
 LONG-TERM
 CAPITAL GAIN                        $ 0.03   $ 0.03   $ 0.03
 ..............................................................

--------------------------------------------------------------------------------
TERMS TO KNOW

YOUR FUND'S STYLE
                  STYLE
                                      SIZE

            VALUE     BLEND     GROWTH
              X                         LARGE
                                        MEDIUM
                                        SMALL

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of November 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

DEEP DISCOUNT VALUE STOCKS Those stocks that have a very low price/earnings ratio relative to the market and are either feared or loathed by most analysts and neglected by Wall Street in general. These stocks often lack glamour and do not always generate high comfort levels, hence their "contrarian" nature.

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

PRICE/EARNINGS RATIO   A company's stock price divided by its earnings for the
past four quarters, also referred to as its P/E.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

MARKET VOLATILITY IN THE SECOND HALF OF KEMPER CONTRARIAN FUND'S 12 MONTHS ENDED NOVEMBER 30, 1997, PROVED BENEFICIAL, AS THE FUND'S CLASS A SHARE (UNADJUSTED FOR ANY SALES CHARGE) PERFORMANCE BEAT ITS LIPPER PEER GROUP AVERAGE. PORTFOLIO MANAGERS TOM SASSI, JONATHAN KAY AND FRED GASKIN DISCUSS THEIR APPROACH TO THE FUND THROUGH THE YEAR.

TOM SASSI IS A MANAGING DIRECTOR OF WHAT IS NOW SCUDDER KEMPER INVESTMENTS AND THE LEAD PORTFOLIO MANAGER FOR KEMPER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR'S OF BUSINESS ADMINISTRATION IN MANAGEMENT AND ECONOMICS AND AN M.B.A IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS OVER 25 YEARS EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT.

FREDERICK L. GASKIN IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO CO-MANAGER OF KEMPER CONTRARIAN FUND. GASKIN RECEIVED A B.S./B.A. IN FINANCE FROM APPALACHIAN STATE UNIVERSITY AND AN MBA FROM THE BABCOCK SCHOOL OF MANAGEMENT AT WAKE FOREST UNIVERSITY.

JONATHAN KAY IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO CO-MANAGER OF KEMPER CONTRARIAN FUND. KAY RECEIVED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF BUFFALO AND AN MBA IN FINANCE FROM BERNARD M. BARUCH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST AND MEMBER OF A NUMBER OF PROFESSIONAL ORGANIZATIONS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

Q     DURING THE FUND'S TWELVE MONTHS
      ENDED NOVEMBER 30, 1997, KEMPER CONTRARIAN FUND (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) RETURNED 24.73 PERCENT, BEATING ITS LIPPER GROWTH AND INCOME PEER GROUP AVERAGE OF 23.50 PERCENT. THE FUND ALSO RETURNED
27.55 PERCENT AND 18.40 PERCENT FOR THE THREE- AND FIVE-YEAR RETURNS, COMPARED WITH ITS LIPPER PEER GROUP AVERAGE OF 26.19 PERCENT AND 17.43 PERCENT. TO WHAT DO YOU ATTRIBUTE THE FUND'S SUCCESS?

A     The fund's holdings of
financial stocks, particularly regional banks, specialty financial services and insurance companies, helped carry the fund this year, as did stocks in the energy area and selected cyclical industries.
  In addition, the volatile nature of the market in the second half of the fund's fiscal year provided us excellent opportunities to sell a number of stocks at profits while buying others at attractive prices. The portfolio was well positioned due to its diversification. The fund was prepared so that a correction in one sector or stock would not have a tremendous impact on the portfolio.
We believe that low P/E stocks have the potential to perform better than higher P/E stocks in volatile markets.
  Overall, the key factor contributing to the fund's success is its discipline -- conservative, risk-averse, value-oriented and contrarian. Adhering to our value philosophy has created a fund with better-than-market qualitative characteristics, stronger-than-market earnings per share and dividend growth but with lower-than-market price to earnings multiples (P/E) and higher-than-market dividend yield.

Q     WHILE THE FUND IS BEATING ITS
      PEERS, IT'S STILL LAGGING THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500). THE GOOD NEWS LOOKS LIKE THE GAP IS ALMOST CLOSED. AT NOVEMBER 30, 1997, THE S&P 500 RETURNED 26.21 PERCENT, FOR THE ONE-YEAR PERIOD, JUST 1.48 PERCENT AHEAD OF KEMPER CONTRARIAN FUND'S 24.73 PERCENT (CLASS A SHARES UNADJUSTED FOR ANY SALES CHARGE). WOULD YOU CONSIDER THAT A SUCCESS?

A     We want the fund to beat
      the S&P 500, and we feel we are positioned for the opportunity to do that, but there are other ways to measure the fund's accomplishments. But, yes, closing the gap is a success. We're pleased to beat the Lipper peer group averages, but we strive to give investors excellent long-term total returns while keeping risks within prudent limits. We've been closing the gap over a long time period, and we feel that shows that Kemper Contrarian Fund is a good investment long term. Over the longer term, beating the S&P 500 should ensure a good standing versus peer groups.
  It was a tough year for funds overall to beat the S&P 500. That's because the market was led by the Blue Chip "Nifty Fifty"

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

stocks. Most of the "Nifty Fifty" stocks, which are the most favored by institutions, have high P/Es. Because we are value investors, we don't own them and therefore haven't participated in their performance.

Q     IS THERE AN UPSIDE TO A "NIFTY
      FIFTY"-DRIVEN MARKET?

A     I've mentioned before the
      upside to a "Nifty Fifty" market is in essence most stocks are not as high as the averages might suggest. Therefore, there are values available to patient investors. As value investors, we continue to focus our research efforts on laggard stocks and groups currently down in price due to short-term fundamental or other problems perceived by the market where our research suggests that over time fundamentals will improve.
  The market has become increasingly intolerant of fundamental disappointments, such as lower-than-expected earnings, which is a marked change from a year ago. Seasoned companies experiencing declines of 20, 30, 40 percent in the space of weeks, make people more cautious. Investors become a little more risk-averse in this environment. That's good for us because it increases our opportunities to buy good stocks at value prices. Moreover, we have been fortunate in that the portfolio has not held securities that have suffered serious price declines.

Q     THE MARKET PROBLEMS OF
SOUTHEAST ASIA AND JAPAN HAD AN IMMEDIATE EFFECT ON U.S. MARKETS, KNOWN AS "GRAY MONDAY" (SEE TERMS TO KNOW). DO YOU EXPECT THERE TO BE A LONGER-TERM EFFECT ON THE STOCK MARKET?

A     The problems overseas
      could create earnings problems for export companies. The real impact, however, is that U.S. GDP growth is likely to slow, perhaps by 1/2 to 1 percent. The U.S. market is more seasoned than the Asian markets and can withstand the volatility better. If anything, the earnings effect will create some value opportunities for the fund.

Q     SINCE JUNE, THERE HAVE BEEN A
      NUMBER OF CHANGES MADE TO THE PORTFOLIO. WHAT IS YOUR RATIONALE FOR THE CHANGES?

A     We consciously reduced the
      companies represented in the portfolio, from approximately 100 to a range of 50-70 companies. We did not change the fundamental makeup of the fund, however, just increased our stakes in fewer stocks with the same industry diversification strategy. The stocks we own have dividend yields greater than the market, P/Es lower than the market and earnings growing faster than the market.
  The last half of the year, with its volatility, provided us an excellent opportunity to accomplish this by selling stocks at advantageous prices. What we sold during that time were stocks that we felt had realized their potential.

Q     TAX EFFICIENCY IS AN IMPORTANT
      FUND ASPECT WITH SHAREHOLDERS WHO DON'T WANT TO SEE THEIR RETURNS ERASED BY CAPITAL GAINS TAXES. WITH THE SELL-OFF OF SO MANY STOCKS, HOW TAX EFFICIENT IS THE FUND?

A     There's no question tax
efficiency is extremely important within a fund and is something we are conscious of. We have a consistent discipline and despite the reduction of names held, we kept capital gains and dividends in check during the year. In general, we have relatively low portfolio turnover.

Q     WHAT STOCKS ARE YOU PLEASED
      WITH THIS YEAR, AND WHICH ONES WERE DISAPPOINTMENTS?

A     I mentioned earlier that
      financial stocks, particularly regional money center banks and specialty financial services stocks, did very well for the fund this year. General Re Corp. is one that performed well. General Electric, Bristol Meyers and Ford Motor Co. also had fundamentals that came through better than expected and have performed better than the market. Exxon Corp. is one of our favorite energy stocks that did well for the fund this year.
  We prepared this fund for the volatility we expected in '97, and while some stocks underperformed, the fund did not experience substantive losses in any of its holdings. That's a tribute to its conservative, risk-averse, value-oriented and contrarian nature.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

  But to answer your question, Philip Morris was somewhat of a disappointment to us this year. While its fundamentals were good, the backdrop of uncertainty associated with a tobacco settlement caused less-than-stellar stock performance. We, however, believe tobacco will turn around as Congress is likely to pass litigation protection for tobacco companies sometime in '98.
  The fund has owned Louisiana-Pacific, a forest-products company, for some time, but its earnings dragged a bit this year. We're holding on to it, however, because it is a statistical value -- we expect its earnings power to grow once the company has straightened out capacity issues on some of its better-selling products.

Q     YOUR LARGEST SECTOR ALLOCATION
      CONTINUES TO BE IN FINANCIAL SERVICES, WITH ALMOST A QUARTER OF THE FUND'S ASSETS INVESTED IN BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL SERVICES COMPANIES, ROUGHLY THE SAME AT DECEMBER 31, 1996. ASIDE FROM AN ALMOST FIVE POINT, OR 60 PERCENT DECREASE IN THE TECHNOLOGY SECTOR IN THE PORTFOLIO, THE FUND'S PORTFOLIO SECTOR ALLOCATION HAS REMAINED VIRTUALLY THE SAME AS LAST YEAR. WHY?

A     Well, the sector allocation
      has remained virtually the same because we like the diversification it gives us -- it's that diversification that helps cushion the fund in volatile markets like the one we had this year. What has changed, as we mentioned earlier, is that there are fewer names in each of those sectors. During the year, we increased the fund's interests in stocks we particularly liked, such as Aluminum Company of America (ALCOA), which is in the basic industry sector. ALCOA is a cyclical company that has low expectations but has proven itself with positive earnings surprises. The stock had been bought and sold at a profit during the year. We added Texaco this year and also added to Xerox, AMP Inc., Chase Manhattan Bank and American Home Products. The combination we look for is companies whose earnings and dividends are rising faster than the market, but whose price is at a discount.
  The fund is holding stocks with strong fundamentals and many that have good dividend yields. A healthy dividend is an important component of our strategy because, should the market flatten out, you will earn at least that.

Q     WHAT ABOUT TECHNOLOGY? THE
      FUND WAS HOLDING 8.5 PERCENT AND 11 NAMES IN TECHNOLOGY A YEAR AGO; NOW IT HAS 3.5 PERCENT AND ONLY TWO NAMES, RAYTHEON CO. AND XEROX.

A     Some of our holdings
simply reached valuation levels, which triggered our sell discipline and we sold them at a profit. Intel is an example of a stock that reached prices that forced us to sell based upon our sell discipline. Two years ago it was a value stock; we bought it and then sold it when its valuations became high. There is potential in technology, and when the prices are right, we'll buy.

Q     GOING INTO 1998, ARE THERE ANY
      CHANGES YOU PLAN TO MAKE TO THE FUND'S PORTFOLIO?

A     We're going to stay the
      course we're on. We like the diversification of the fund and the changes that were made in recent months. We'll continue to seek out excellent value opportunities, adhering to the discipline of conservative, risk-averse, value-oriented, contrarian investing. To this end we have developed a long watch list.

ECONOMIC OVERVIEW

  [PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period.
  As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.
  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.
  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.
  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.
  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.
  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

 ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC EXPANSION GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              NOW (12/31/97)     6 MONTHS AGO     1 YEAR AGO    2 YEARS AGO
10-year Treasury rate (1)                 5.81             6.22          6.58           5.65
Prime rate (2)                            8.50             8.50          8.25           8.50
Inflation rate (3)                        1.70             2.23          3.04           2.72
The U.S. dollar (4)                      10.43             7.32          4.59          -0.57
Capital goods orders (5)*                11.61             8.58          2.23           9.56
Industrial production (5)*                5.59             3.91          4.70           2.34
Employment growth (6)                     2.66             2.30          2.41           1.57

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AS INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
* DATA AS OF NOVEMBER 30, 1997.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.
  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.
  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MAUREEN ALLYN

MAUREEN ALLYN
CHIEF ECONOMIST, Scudder Kemper Investments, Inc.

January 9, 1998

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

KEMPER CONTRARIAN FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR PERIODS ENDED NOVEMBER 30, 1997 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                      1-YEAR   5-YEAR   LIFE OF CLASS
-----------------------------------------------------------------------
  KEMPER CONTRARIAN   17.53%   17.01%      14.12%       (since 3/18/88)
  FUND CLASS A
 .......................................................................
  KEMPER CONTRARIAN   20.53     N/A        22.78        (since 9/11/95)
  FUND CLASS B
 .......................................................................
  KEMPER CONTRARIAN   23.35     N/A        23.70        (since 9/11/95)
  FUND CLASS C
 .......................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        KEMPER CONTRARIAN FUND CLASS A
                                                                                 KEMPER CONTRARIAN
                                                                                  FUND CLASS A(1)    CONSUMER PRICE INDEX+
3/18/88                                                                                     $10,000                 $10,000
12/31/91                                                                                    $14,172                 $11,837
12/31/95                                                                                    $24,871                 $13,176
11/30/97                                                                                    $36,022                 $13,871
Growth of an assumed $10,000 investment in Class A shares from 3/18/88 to
11/30/97

                        KEMPER CONTRARIAN FUND CLASS A
                                                                                STANDARD & POOR'S 500 STOCK INDEX++
3/18/88                                                                                                     $10,000
12/31/91                                                                                                    $17,641
12/31/95                                                                                                    $29,100
11/30/97                                                                                                    $46,750
Growth of an assumed $10,000 investment in Class A shares from 3/18/88 to
11/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Kemper Contrarian Fund Class B
                                                                                  Kemper Contrarian
                                                                                    Fund Class B(1)   Consumer Price Index+
9/11/95                                                                                     $10,000                 $10,000
12/31/95                                                                                    $11,284                 $10,039
12/31/96                                                                                    $12,820                 $10,373
11/30/97                                                                                    $15,780                 $10,569
Growth of an assumed $10,000 investment in Class B shares from 9/11/95 to
11/30/97

Kemper Contrarian Fund Class B
                                                                                    Standard & Poor's 500 Stock In-
                                                                                                              dex++
9/11/95                                                                                                     $10,000
12/31/95                                                                                                    $10,859
12/31/96                                                                                                    $13,345
11/30/97                                                                                                    $17,445
Growth of an assumed $10,000 investment in Class B shares from 9/11/95 to
11/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Kemper Contrarian Fund Class C
                                                                                  Kemper Contrarian
                                                                                    Fund Class C(1)   Consumer Price Index+
9/11/95                                                                                     $10,000                 $10,000
12/31/95                                                                                    $11,285                 $10,039
12/31/96                                                                                    $12,810                 $10,373
11/30/97                                                                                    $16,046                 $10,569
Growth of an assumed $10,000 investment in Class C shares from 9/11/95 to
11/30/97

Kemper Contrarian Fund Class C
                                                                                    Standard & Poor's 500 Stock In-
                                                                                                              dex++
9/11/95                                                                                                     $10,000
12/31/95                                                                                                    $10,859
12/31/96                                                                                                    $13,345
11/30/97                                                                                                    $17,445
Growth of an assumed $10,000 investment in Class C shares from 9/11/95 to
11/30/97

RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR
 LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75 PERCENT, FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
 (CDSC) AS FOLLOWS: 1 YEAR, 3 PERCENT; 5 YEAR, 1 PERCENT, SINCE INCEPTION, 0 PERCENT. FOR CLASS C SHARES THERE IS NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4 PERCENT. FOR C SHARES, THERE IS A 1 PERCENT CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER CONTRARIAN FUND TO THE STANDARD & POOR'S 500 STOCK INDEX+ AND THE CONSUMER PRICE INDEX++, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

+THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERS DATA SYSTEMS.

++THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE
  PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS TOWERS DATA SYSTEMS.

--------------------------------------------------------------------------------
INDUSTRY SECTORS

A FISCAL YEAR-END COMPARISON
Data show the percentage of the common stocks in the portfolio that each sector represented on December 31, 1996, and on November 30, 1997.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             KEMPER CONTRARIAN FUND AS OF 11/30/97       KEMPER CONTRARIAN FUND AS OF 12/31/96
Finance                                                         28.5%                                       27.7%
Consumer nondurables                                            20.9%                                       15.0%
Energy                                                          14.3%                                       18.4%
Capital goods                                                    9.8%                                       10.4%
Basic industries                                                 8.6%                                        9.2%
Health care                                                      7.2%                                        3.8%
Technology                                                       4.3%                                        9.6%
Utilities                                                        4.3%                                        2.1%
Transportation                                                   2.1%                                        1.4%
Consumer durables                                                0.0%                                        2.4%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Contrarian Fund represented on November 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             KEMPER CONTRARIAN FUND AS OF 11/30/97       STANDARD & POOR'S 500 INDEX AS OF 11/30/97
Finance                                                         28.5%                                           16.2%
Consumer nondurables                                            20.9%                                           22.2%
Energy                                                          14.3%                                            9.2%
Capital goods                                                    9.8%                                            9.1%
Basic industries                                                 8.6%                                            4.9%
Health care                                                      7.2%                                           11.0%
Technology                                                       4.3%                                           14.1%
Utilities                                                        4.3%                                            9.4%
Transportation                                                   2.1%                                            1.3%
Consumer durables                                                0.0%                                            2.6%

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERS DATA SYSTEMS.

--------------------------------------------------------------------------------
LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 23.5 percent of the fund's total net assets on November 30, 1997.

--------------------------------------------------------------------------------
      Holdings                                                           Percent
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.    PHILIP         The largest cigarette maker in the U.S. Through        4.3%
      MORRIS         its Miller Brewing subsidiary, it is also the
                     country's second-largest brewer. This company is
                     also a major branded food producer through its
                     Kraft Foods subsidiaries.
--------------------------------------------------------------------------------
2.    AMOCO          Engaged in the exploration, development and            2.7%
                     production of crude oil and natural gas, and in
                     the refining and marketing of petroleum products
                     and petrochemicals.
--------------------------------------------------------------------------------
3.    FEDERAL HOME   Often referred to as Freddie Mac, this corporation     2.1%
      LOAN           provides for the transfer of capital between
      MORTGAGE       mortgage lenders and mortgage security investors,
      CORP.          enabling mortgage lenders to provide a continuous
                     flow of funds to borrowers.
--------------------------------------------------------------------------------
4.    NESTLE         Nestle is the largest food processor in the world.     2.1%
                     Its activities encompass the production and
                     marketing of dairy products, coffee, chocolate and
                     confectionery, culinary products, frozen foods and
                     ice cream, refrigerated products, mineral water,
                     other drinks, pet foods and pharmaceuticals.
--------------------------------------------------------------------------------
5.    CONSECO INC.   A financial services organization headquartered in     2.1%
                     Carmel, IN., owns and operates life insurance
                     companies and provides investment management,
                     administrative and other fee-based services.
--------------------------------------------------------------------------------
6.    WELLS FARGO    Bank holding company with subsidiaries, engaged in     2.1%
      & CO.          commercial banking.
--------------------------------------------------------------------------------
7.    GLAXO          Engaged in the discovery, development, manufacture     2.1%
      WELLCOME       and marketing of prescription and non-prescription
                     drugs.
--------------------------------------------------------------------------------
8.    MCDONALD'S     The largest and best known global food service         2.0%
                     retailer, with more than 21,000 locations in 102
                     countries. Their outstanding brand recognition,
                     high-quality food products, site development
                     expertise, advanced operational systems and unique
                     global infrastructure put the company in a strong
                     position to capitalize on the enormous global
                     growth potential.
--------------------------------------------------------------------------------
9.    BANC ONE       Operates approximately 65 banks with 1,502 offices     2.0%
      CORP.          throughout the United States. Offers depository
                     and lending services to individuals and commercial
                     customers. Through its subsidiaries, provides data
                     processing, venture capital investment and
                     merchant banking, trust, brokerage, investment
                     management and equipment leasing services.
--------------------------------------------------------------------------------
10.   GTE            The largest U.S.-based local telephone company and     2.0%
                     the second-largest cellular-service provider in
                     the U.S. with the potential to serve almost 30
                     percent of the country's pop-
                     ulation. With nearly $21 billion in revenues in
                     1996, the corporation is the fourth-largest
                     publicly owned telecommunications company in the
                     world.
--------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER CONTRARIAN FUND

Portfolio of Investments at November 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------

                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares       Value
-----------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--7.1%
                               Dow Chemical Co.                                     18,000   $  1,777
                               Eastman Chemical Co.                                 30,000      1,811
                               Georgia-Pacific Corp.                                20,000      1,708
                               Louisiana-Pacific Corp.                             117,000      2,362
                               Nucor Corp.                                          49,000      2,450
                               Reynolds Metals Co.                                  16,000        911
                               Sonoco Products Co.                                  49,000      1,608
                               ----------------------------------------------------------------------
                                                                                               12,627
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS--8.0%
                               AMP, Inc.                                            62,000      2,693
                               Crown Cork & Seal Co.                                72,000      3,515
                               General Electric Co.                                 34,000      2,508
                               Honeywell                                            16,000      1,048
                               Illinois Tool Works                                  44,000      2,412
                               Pitney Bowes, Inc.                                   25,000      2,102
                               ----------------------------------------------------------------------
                                                                                               14,278
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.5%
                               Ford Motor Co.                                       78,000      3,354
                               May Department Stores Co.                            40,000      2,150
                               Philips Electronics, N.V., ADR                       48,000      3,216
                               V.F. Corp.                                           62,800      2,901
                               ----------------------------------------------------------------------
                                                                                               11,621
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES--10.6%
                               McDonald's Corp.                                     75,000      3,638
                               Nestle, S.A., ADR                                    51,000      3,755
                               Philip Morris Cos.                                  175,000      7,613
                               Unilever, N.V., ADR                                  36,000      2,090
                               UST, Inc.                                            60,000      1,853
                               ----------------------------------------------------------------------
                                                                                               18,949
-----------------------------------------------------------------------------------------------------
ENERGY--11.8%
                               AMOCO Corp.                                          54,000      4,860
                               Atlantic Richfield Co.                               41,500      3,382
                               Chevron Corp.                                        21,000      1,684
                               Exxon Corp.                                          56,000      3,416
                               Mobil Corp.                                          28,000      2,014
                               Royal Dutch Petroleum Co.                            40,000      2,108
                               Texaco                                               35,000      1,978
                               YPF Sociedad Anomima, ADR                            45,000      1,510
                               ----------------------------------------------------------------------
                                                                                               20,952
-----------------------------------------------------------------------------------------------------
FINANCE--23.4%
                               American General Corp.                               48,000      2,586
                               American International Group, Inc.                   21,000      2,117
                               Banc One Corp.                                       69,000      3,545
                               Bankers Trust New York Corp.                         22,000      2,608
                               Chase Manhattan Corp.                                30,000      3,259
                               Citicorp                                             12,500      1,499
                               Conseco, Inc.                                        80,400      3,744
                               Federal Home Loan Mortgage Corp.                     92,000      3,795
                               Federal National Mortgage Association                47,000      2,482
                               First Union Corp.                                    55,000      2,681
                               General Re Corp.                                      6,000      1,191
                               H.F. Ahmanson & Co.                                  24,000      1,428
                               J.P. Morgan & Co.                                    17,000      1,941
                               NationsBank                                          55,000      3,303
                               PNC Bank Corp., N.A.                                 35,000      1,883
                               Wells Fargo & Co.                                    11,900      3,656
                               ----------------------------------------------------------------------
                                                                                               41,718

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------

                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares       Value
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
HEALTH CARE--5.9%
                               American Home Products Corp.                         30,000   $  2,096
                               Bristol-Myers Squibb Co.                             21,000      1,966
                               C.R. Bard                                            91,000      2,724
                               Glaxo Wellcome, PLC, ADR                             80,000      3,655
                               ----------------------------------------------------------------------
                                                                                               10,441
-----------------------------------------------------------------------------------------------------
TECHNOLOGY--3.5%
                               Raytheon Co.                                         61,000      3,412
                               Xerox Corp.                                          36,000      2,797
                               ----------------------------------------------------------------------
                                                                                                6,209
-----------------------------------------------------------------------------------------------------
TRANSPORTATION--1.8%
                         (a)   Federal Express Corp.                                46,500      3,118
                               ----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
UTILITIES--3.5%
                               GTE Corp.                                            70,000      3,539
                               Southern Co.                                        113,700      2,729
                               ----------------------------------------------------------------------
                                                                                                6,268
                               ----------------------------------------------------------------------
                               TOTAL COMMON STOCKS--82.1%
                               (Cost: $126,482)                                               146,181
                               ----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                                   Principal
                                                                                   amount      Value
----------------------------------------------------------------------------------------------------
(b)MONEY MARKET
INSTRUMENTS--16.8%
                               Yield--5.50% to 5.76%
                               Due--December 1997 and January 1998
                               BAT Capital Corp.                                   $1,000        997
                               BI Funding, Inc.                                     2,000      1,997
                               CIESCO, L.P.                                         2,000      1,998
                               Countrywide Funding Corp.                            1,000        998
                               CSW Credit, Inc.                                     3,000      2,997
                               Dynamic Funding Corp.                                4,000      3,992
                               FINOVA Capital Corp.                                 4,100      4,064
                               GTE Corp.                                            4,000      3,994
                               Other                                                9,000      8,973
                               ---------------------------------------------------------------------
                               TOTAL MONEY MARKET INSTRUMENTS--16.8%
                               (Cost: $30,012)                                                30,010
                               ---------------------------------------------------------------------
                               TOTAL INVESTMENTS--98.9%
                               (Cost: $156,494)                                              176,191
                               ---------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--1.1%                   1,924
                               ---------------------------------------------------------------------
                               NET ASSETS--100%                                             $178,115
                               ---------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) The Fund has entered into exchange-traded S&P 500 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $10,000,000 of money market instruments. As a result, approximately 87% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $156,494,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $20,399,000, the gross unrealized depreciation was $702,000 and the net unrealized appreciation on investments was $19,697,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER CONTRARIAN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Contrarian Fund as of November 30, 1997, the related statements of operations for the eleven months then ended and changes in net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Contrarian Fund at November 30, 1997, the results of its operations for the eleven months then ended, the changes in net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997
(IN THOUSANDS)

--------------------------------------------------
 ASSETS
--------------------------------------------------
Investments, at value
(Cost: $156,494)                          $176,191
--------------------------------------------------
Cash                                         1,504
--------------------------------------------------
Receivable for:
  Fund shares sold                             471
--------------------------------------------------
  Dividends                                    321
--------------------------------------------------
    TOTAL ASSETS                           178,487
--------------------------------------------------
--------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------
Payable for:
  Fund shares redeemed                          99
--------------------------------------------------
  Management fee                               106
--------------------------------------------------
  Distribution services fee                     45
--------------------------------------------------
  Administrative services fee                   44
--------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                              75
--------------------------------------------------
  Directors' fees and other                      3
--------------------------------------------------
    Total liabilities                          372
--------------------------------------------------
NET ASSETS                                $178,115
--------------------------------------------------
--------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------
Paid-in capital                           $143,431
--------------------------------------------------
Undistributed net realized gain on
investments                                 14,566
--------------------------------------------------
Net unrealized appreciation on
investments                                 19,697
--------------------------------------------------
Undistributed net investment income            421
--------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $178,115
--------------------------------------------------
--------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price
  per share
  ($101,554  DIVIDED BY 4,805 shares
  outstanding)                              $21.13
--------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of net
  asset value or 5.75% of offering
  price)                                    $22.42
--------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($70,645  DIVIDED BY 3,352 shares
  outstanding)                              $21.08
--------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($5,916  DIVIDED BY 281 shares
  outstanding)                              $21.06
--------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Eleven months ended November 30, 1997
(IN THOUSANDS)

-------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------
  Dividends                               $ 2,216
-------------------------------------------------
  Interest                                  1,175
-------------------------------------------------
    Total investment income                 3,391
-------------------------------------------------
Expenses:
  Management fee                              903
-------------------------------------------------
  Distribution services fee                   382
-------------------------------------------------
  Administrative services fee                 267
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            471
-------------------------------------------------
  Professional fees                             7
-------------------------------------------------
  Reports to shareholders                      41
-------------------------------------------------
  Registration fees                            15
-------------------------------------------------
  Directors' fees and other                     7
-------------------------------------------------
    Total expenses                          2,093
-------------------------------------------------
NET INVESTMENT INCOME                       1,298
-------------------------------------------------
-------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
 Net realized gain on sales of
 investments                               12,220
-------------------------------------------------
 Net realized gain from futures
 transactions                               2,595
-------------------------------------------------
   Net realized gain                       14,815
-------------------------------------------------
 Change in net unrealized appreciation
 on investments                            11,557
-------------------------------------------------
Net gain on investments                    26,372
-------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $27,670
-------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                         ELEVEN MONTHS
                                             ENDED        YEAR ENDED
                                         NOVEMBER 30,    DECEMBER 31,
                                             1997            1996
-----------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------
 Net investment income                   $     1,298              661
-----------------------------------------------------------------------
 Net realized gain                            14,815            5,913
-----------------------------------------------------------------------
 Change in net unrealized appreciation        11,557            1,429
-----------------------------------------------------------------------
Net increase in net assets resulting
from operations                               27,670            8,003
-----------------------------------------------------------------------
 Distribution from net investment
income                                          (963  )          (588  )
-----------------------------------------------------------------------
 Distribution from net realized gain            (533  )        (5,627  )
-----------------------------------------------------------------------
Total dividends to shareholders               (1,496  )        (6,215  )
-----------------------------------------------------------------------
Net increase from capital share
transactions                                  74,349           50,322
-----------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                 100,523           52,110
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------
Beginning of period                           77,592           25,482
-----------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income
of $421 and $85, respectively)           $   178,115           77,592
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND
                             Kemper Contrarian Fund (the Fund) is a separate series of Kemper Value Fund, Inc. (KVF), an open-end management investment company organized as a corporation in the state of Maryland. KVF is authorized to issue 3 billion shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

                             In 1997, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to November 30 from December 31.
--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES
                             INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.
--------------------------------------------------------------------------------
3  TRANSACTIONS WITH
   AFFILIATES
                             INVESTMENT MANAGER COMBINATION. Zurich Insurance Company, the parent of Zurich Kemper Investments, Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc. (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. KVF has a management agreement with Scudder Kemper. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $903,000 for the eleven months ended November 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVF has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                         COMMISSIONS
                                          RETAINED    COMMISSIONS ALLOWED
                                           BY KDI       BY KDI TO FIRMS
                                         -----------  -------------------
Eleven months ended
November 30, 1997                        $  90,000           576,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                         DISTRIBUTION FEES     COMMISSIONS AND
                                             AND CDSC       DISTRIBUTION FEES PAID
                                          RECEIVED BY KDI      BY KDI TO FIRMS
                                         -----------------  ----------------------
Eleven months ended
November 30, 1997                        $      446,000              1,027,000

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. KVF has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                           ASF PAID BY       ASF PAID
                                         THE FUND TO KDI  BY KDI TO FIRMS
                                         ---------------  ---------------
Eleven months ended
November 30, 1997                        $    267,000          284,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KVF's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $386,000 for the eleven months ended November 30, 1997.

                             OFFICERS AND DIRECTORS. Certain officers or
                             directors of the Fund are also officers or
                             directors of Scudder Kemper. During the eleven months ended November 30, 1997, the Fund made no payments to its officers and incurred directors' fees of $6,000 to independent directors.
--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS
                             For the eleven months ended November 30, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):

Purchases                                 $141,162
Proceeds from sales                         87,949

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                          ELEVEN MONTHS
                                              ENDED           YEAR ENDED
                                           NOVEMBER 30,      DECEMBER 31,
                                               1997              1996
                                         ----------------  ----------------
                                         SHARES   AMOUNT   SHARES   AMOUNT
---------------------------------------------------------------------------
 SHARES SOLD
---------------------------------------------------------------------------
 Class A                                  2,547   $49,549   1,915   $32,066
---------------------------------------------------------------------------
 Class B                                  2,064    39,824   1,445    24,191
---------------------------------------------------------------------------
 Class C                                    212     4,085     156     2,614
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
---------------------------------------------------------------------------
 Class A                                     52     1,044     224     3,746
---------------------------------------------------------------------------
 Class B                                     19       372     126     2,105
---------------------------------------------------------------------------
 Class C                                      1        19      10       166
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 SHARES REDEEMED
---------------------------------------------------------------------------
 Class A                                   (623)  (12,321)   (571)   (9,564)
---------------------------------------------------------------------------
 Class B                                   (361)   (7,133)   (243)   (4,108)
---------------------------------------------------------------------------
 Class C                                    (55)   (1,090)    (53)     (894)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 CONVERSION OF SHARES
---------------------------------------------------------------------------
 Class A                                     58     1,143      11       180
---------------------------------------------------------------------------
 Class B                                    (58)   (1,143)    (11)     (180)
---------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE
 TRANSACTIONS                                     $74,349           $50,322
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
6  FINANCIAL FUTURES
   CONTRACTS
                             The Fund has entered into exchange-traded financial futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract fluctuates. At November 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $989,000 for the following futures contracts owned by the Fund.

                                           CONTRACT
TYPE                                        AMOUNT                         POSITION
--------------------------------------------------------------------------------------------------------
S&P 500 Index                             $9,549,000                         Long

                                                            EXPIRATION                      GAIN AT
TYPE                                                           MONTH                        11/30/97
---------------------------------------
S&P 500 Index                                                Dec. '97                       $292,000

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         ----------------------------------------------
                                                            CLASS A
                                         ----------------------------------------------
                                         ELEVEN MONTHS             YEAR ENDED
                                             ENDED                DECEMBER 31,
                                         NOVEMBER 30,    ------------------------------
                                             1997        1996    1995    1994    1993
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period     $    16.93      16.20   12.18   13.62   13.50
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .23        .23     .26     .28     .22
---------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       4.25       2.07    5.05    (.28)    .96
---------------------------------------------------------------------------------------
Total from investment operations               4.48       2.30    5.31      --    1.18
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                        .20        .22     .24     .28     .22
---------------------------------------------------------------------------------------
  Distribution from net realized gain           .08       1.35    1.05    1.16     .84
---------------------------------------------------------------------------------------
Total dividends                                 .28       1.57    1.29    1.44    1.06
---------------------------------------------------------------------------------------
Net asset value, end of period           $    21.13      16.93   16.20   12.18   13.62
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 26.58%     14.42   44.57    (.03)   9.10
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                       1.35%      1.23    1.25    1.25    1.25
---------------------------------------------------------------------------------------
Net investment income                          1.47%      1.56    1.85    1.89    1.64
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                       1.35%      1.25    1.66    1.42    1.54
---------------------------------------------------------------------------------------
Net investment income                          1.47%      1.54    1.44    1.71    1.34
---------------------------------------------------------------------------------------

                                           ------------------------------       -------------------------------
                                                       CLASS B                              CLASS C
                                         -----------------------------------  ------------------------------------
                                         ELEVEN MONTHS              SEPT. 11  ELEVEN MONTHS              SEPT. 11
                                             ENDED      YEAR ENDED     TO         ENDED      YEAR ENDED    TO
                                         NOVEMBER 30,    DEC. 31,   DEC. 31,  NOVEMBER 30,    DEC. 31,   DEC. 31,
                                             1997          1996       1995        1997          1996      1995
------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    16.92        16.20      15.26        16.90        16.20       15.26
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .08          .11        .07          .06          .11         .08
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             4.22         2.07       1.85         4.20         2.05        1.85
------------------------------------------------------------------------------------------------------------------
Total from investment operations               4.30         2.18       1.92         4.26         2.16        1.93
------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                        .06          .11        .07          .02          .11         .08
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .08         1.35        .91          .08         1.35         .91
------------------------------------------------------------------------------------------------------------------
Total dividends                                 .14         1.46        .98          .10         1.46         .99
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    21.08        16.92      16.20        21.06        16.90       16.20
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 25.44%       13.61      12.83        25.26        13.51       12.85
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                       2.26%        2.11       2.00         2.47         2.12        1.95
------------------------------------------------------------------------------------------------------------------
Net investment income                           .56%         .68        .88          .35          .67         .93
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                       2.26%        2.34       2.36         2.47         2.80        2.31
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    .56%         .45        .52          .35         (.01  )      .57
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         ELEVEN MONTHS
                                             ENDED            YEAR ENDED DECEMBER 31,
                                         NOVEMBER 30,    ----------------------------------
                                             1997         1996     1995     1994    1993
-------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $   178,115     77,592   25,482   12,983   17,157
-------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              77%        95       30       16       16
-------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the eleven months ended November 30, 1997 and the year ended December 31, 1996 were $.0538 and $.0490, respectively.
--------------------------------------------------------------------------------

NOTE:
Total return does not reflect the effect of any sales charges.

The investment manager waived a portion of its management fee and absorbed certain operating expenses of the Fund through the period ended December 31, 1996.

--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
DIRECTORS&OFFICERS

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

DIRECTORS

DANIEL PIERCE
Chairman and Director

JAMES E. AKINS
Director

ARTHUR R. GOTTSCHALK
Director

FREDERICK T. KELSEY
Director

FRED B. RENWICK
Director

JOHN B. TINGLEFF
Director

EDMOND D. VILLANI
Director

JOHN G. WEITHERS
Director

OFFICERS

MARK S. CASADY
President

PHILIP J. COLLORA
Vice President,
Secretary and Treasurer

THOMAS H. FORESTER
Vice President

FREDERICK L. GASKIN
Vice President

JERARD R. HARTMAN
Vice President

JONATHAN KAY
Vice President

THOMAS W. LITTAUER
Vice President

ANN M. MCCREARY
Vice President

KATHRYN L. QUIRK
Vice President

THOMAS F. SASSI
Vice President

STEVEN T. STOKES
Vice President

LINDA J. WONDRACK
Vice President

JOHN R. HEBBLE
Assistant Treasurer

MAUREEN E. KANE
Assistant Secretary

CAROLINE PEARSON
Assistant Secretary

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------

 ..............................................................................
LEGAL COUNSEL                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                        222 North LaSalle Street
                                        Chicago, IL 60601
 ..............................................................................
SHAREHOLDER                             KEMPER SERVICE COMPANY
SERVICE AGENT                           P.O. Box 419557
                                        Kansas City, MO 64141
 ..............................................................................
CUSTODIAN AND                           INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                          801 Pennsylvania
                                        Kansas City, MO 64105
 ..............................................................................
INDEPENDENT AUDITORS                    ERNST & YOUNG LLP
                                        233 South Wacker Drive
                                        Chicago, IL 60601
 ..............................................................................
PRINCIPAL UNDERWRITER                   KEMPER DISTRIBUTORS, INC.
                                        222 South Riverside Plaza  Chicago, IL
                                        60606
                                        www.kemper.com

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prospectus.
KCF - 2 (1/98)   1041980